Taxes on Income	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 16:- TAXES ON INCOME

a.	Corporate tax rates in Israel:

Taxable income of the Company is subject to a corporate tax rate of 23% in 2019, 2020 and 2021.

b.	Loss carry forward:

The Company and its Israeli subsidiaries have accumulated losses for Israeli income tax purposes as of December 31, 2021, in the amount of approximately $ 31,555. These losses may be carried forward and offset against taxable income in the future for an indefinite period. In addition, the Company and its Israeli subsidiaries have accumulated capital loses in the amount of approximately $29,763.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax liabilities and assets are as follows:

	December 31
	2021	2020

Net operating loss carry forward (1)	$7,240	$7,343
Net capital loss carry forward (1)	6,848	5,427
Allowances and provisions	142	149
Intangible assets, net	(51)	(9)

	14,179	12,910

Valuation allowance (2)	$(14,179)	$(12,910)

Net deferred tax Liability	$-	$-

(1)	See Note 16b.

(2)	In the years 2021 and 2020, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2021 was mainly due to an increase of net capital loss carry forward.

d.	Taxes on income (tax benefit) are comprised as follows:

	Year ended December 31,
	2021	2020	2019

Current	$2	-	$31
Other	(41)	-	(79)

	$(39)	-	$(48)

Domestic	$(41)	-	$(52)
Foreign	2	-	4

	$(39)	-	$(48)

e.	Income (loss) before taxes on income is comprised as follows:

	Year ended December 31,
	2021	2020	2019

Domestic	$389	(966)	$(980)
Foreign	23	6	19

	$412	(960)	$(961)

f.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the Company and various subsidiaries due to uncertainty of the realization of such tax benefits.

g.	Tax assessments:

BOS-Odem, BOS-Dimex and BOS have final tax assessments through 2016.

Ruby-Tech Inc., a U.S. subsidiary, has final tax assessments through 2016 have all been assessed as final.

h.	The Company and its subsidiaries file income tax returns in Israel and in the United States. BOS, BOS-Dimex and BOS-Odem may be subject to auditing by the Israel tax authorities for fiscal years 2016 and thereafter. Ruby-Tech Inc., a U.S. subsidiary, may be subject to auditing by the U.S. Internal Revenue Service for fiscal years 2016 and thereafter.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company’s tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net loss in the period in which such determination is made.

i.	Uncertain tax positions:

As of December 31, 2021 and 2020, there is no balance of uncertain tax positions.

In accordance with the Company’s accounting policy, interest expense and potential penalties related to income taxes are included in the tax expense line of the Company’s Consolidated Statements of Operations.